EXHIBIT 10.9

                               eB2B COMMERCE, INC.

                  SUBSCRIPTION AGREEMENT made as of this 1st day of May, 2001 between eB2B Commerce, Inc., a corporation organized under the laws of the State of New Jersey with offices at 757 Third Avenue, Suite 302, New York, New York 10017 (the "Company"), and the undersigned (the "Subscriber").

                  WHEREAS, the Company desires to issue a minimum of 30 (the "Minimum Offering") and a maximum of 70 (the "Maximum Offering") units ("Units") in a private placement (the "Bridge Financing"), each Unit consisting of: (i) $100,000 principal amount of 7% convertible promissory notes (the "Notes"), in the form attached as an exhibit to the confidential term sheet dated April 4, 2001 (the "Term Sheet"), and (ii) two-year warrants (the "Warrants") to purchase 200,000 shares of the Company's common stock, $.0001 par value (the "Common Stock") at an exercise price equal to $1.00 per share, the Warrants to be governed by the warrant agreement in the form attached as an exhibit to the Term Sheet (the "Warrant Agreement") on the terms and conditions hereinafter set forth and the Subscriber desires to acquire the number of Units set forth on the signature page hereof;

                  WHEREAS, the Notes are initially convertible into either shares (the "Preferred Shares") of the Company's series C convertible preferred stock (the "Preferred Stock") having the rights and preferences set forth in the Certificate of the Designations, Powers, Preferences and Rights (the "Designation") attached as an exhibit to the Term Sheet or into shares of Common Stock;

                  WHEREAS, Gruntal & Co., LLC and Commonwealth Associates, L.P. (each a "Placement Agent" and collectively, the "Placement Agents") are acting as placement agents in connection with the Bridge Financing.

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:


                  I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS
                     OF SUBSCRIBER

                  1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $100,000 per Unit and the Company agrees to sell such Units to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Units as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by certified or bank check made payable to "American Stock Transfer & Trust Company, as Escrow Agent for eB2B Commerce, Inc." or by wire transfer of funds, contemporaneously with the execution and delivery of this Subscription Agreement. The Notes and Warrants will be delivered by the Company within 10 days following the consummation of the Bridge Financing as set forth in Article III hereof.

                  1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (ii) an investment in the Units is illiquid; (iii) transferability of the securities comprising the Units is extremely limited; and (iv) the Company will be unable to repay the Notes without obtaining additional financing, as well as other risk factors as more fully set forth in the Term Sheet or in the Company's filings with the United States Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 (the "Exchange Act") or the Securities Act of 1933, as amended (the "Securities Act").

                  1.3 The Subscriber represents and warrants that he is an "accredited investor" as such term in defined in Rule 501 of Regulation D promulgated under the Securities Act, as indicated by his responses to the investor questionnaire to be completed in connection with the Bridge Financing (the "Investor Questionnaire"), and that he is able to bear the economic risk of an investment in the Units. The Subscriber further represents and warrants that the information furnished in the Investor Questionnaire is accurate and complete in all material respects.

                  1.4 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities with a limited trading market and that he recognizes the highly speculative nature of this investment.

                  1.5 The Subscriber hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company that he has requested or desires to know and that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Bridge Financing. The Subscriber represents that he was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and
(ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

                  1.6 The Subscriber acknowledges that this offering of Units may involve tax consequences and that neither the Company nor either of the Placement Agents has provided him with tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

                  1.7 The Subscriber acknowledges that the Bridge Financing has not been reviewed by the SEC because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Securities Act. The Subscriber represents that the Notes and Warrants comprising his Units are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer the Notes or the Warrants unless they are registered under the Securities Act or unless an exemption from such registration is available.

                  1.8 The Subscriber understands that Rule 144 (the "Rule") promulgated under the Securities Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the


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


registration requirements under the Securities Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Exchange Act, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Units under the Securities Act, with the exception of certain registration rights set forth in Article IV herein. The Subscriber agrees that the Company may, if it desires, permit the transfer of the Notes, the Warrants, the Preferred Shares (collectively, the "Securities") and the shares of Common Stock issuable upon conversion of the Notes or Preferred Shares (collectively, the "Conversion Shares") and exercise of the Warrants (the "Warrant Shares") out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state "blue sky" laws.

                  1.9 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof, and to the issuance of stop transfer instructions with respect thereto.

                  1.10 The Subscriber acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

                  1.11 If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered constitutes the legal, binding and enforceable obligation of the undersigned.

                  1.12 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

                  1.13 The Subscriber hereby represents that, except as set forth in the Term Sheet or the exhibits thereto (collectively, the "Offering Documents"), no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, including the Placement Agents, and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

                  1.14 The Subscriber acknowledges that at such time as the Conversion Shares and the Warrant Shares (collectively, the "Reserved Shares") are registered, sales of such securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

                  1.15 The Subscriber acknowledges that the Maximum Offering may be increased by up to 30 Units ($3,000,000) without notice to Subscribers.

                  II. REPRESENTATIONS BY THE COMPANY

                  2.1 The Company represents and warrants to the Subscriber that at the date hereof and at each Closing (as hereinafter defined):

                  (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of New Jersey and has the corporate power to conduct the business which it conducts and proposes to conduct.

                  (b) The execution, delivery and performance of this Subscription Agreement by the Company will have been duly approved by the board of directors of the Company and all other actions required to authorize and effect the offer and sale of the Units and the securities contained therein will have been duly taken and approved.

                  (c) The Units have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be the binding obligations of the Company.

                  (d) The Company will at all times have authorized and reserved a sufficient number of Preferred Shares, Conversion Shares and Warrant Shares to provide for conversion of the Notes and the Preferred Shares and exercise of the Warrants.

                  (e) The issuance of (i) the Preferred Shares or Common Stock, as the case may be, upon conversion of the Notes in accordance with the terms thereof, (ii) the Warrant Shares upon the exercise of the Warrants in accordance with the terms of the Warrant Agreement, and (iii) the Common Stock upon conversion of the Preferred Shares in accordance with the terms of the Designation, shall be, against payment therefor (if any), validly issued, fully paid and nonassessable.

                  (f) The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business, except where the failure to obtain any of the same would not be reasonably likely to have a material adverse effect on the Company; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

                  (g) The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which would be reasonably likely to materially adversely affect the business, property, financial condition or operations of the Company.

                  (h) The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement, the issuance of the Units, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the Company's articles of incorporation or by-laws, any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

                  III. TERMS OF SUBSCRIPTION

                  3.1 The subscription period will begin as of the date hereof and will terminate at 11:59 PM Eastern time on April 16, 2001, unless extended by mutual agreement of the Company and the Placement Agents for up to an additional 30 days (the "Termination Date"); provided, however, that the Placement Agents shall have the right to the 30-day extension if 50 Units have been subscribed for prior to April 12, 2001. Such extension may be effected without notice to the Subscribers. Of the Units, 30 will be offered on a "best efforts-all or none" basis and the remaining Units will be offered on a "best efforts" basis.

                  3.2 As compensation for the Placement Agents' services in connection with the Bridge Financing, the Company shall (A) pay to the Placement Agents a placement fee equal to 10% of the aggregate purchase price of the Units sold in the Bridge Financing, (B) reimburse the accountable expenses of the Placement Agents, and (C) issue to the Placement Agents or their designees five-year options (the "Agents' Options") to purchase that number of Units as equals 15% of the Units issued to investors in the Bridge Financing at a price equal to $100,000 per Unit; provided, however, that with respect to Units purchased by any investor introduced by the Company to the Placement Agents and for whom the Company is obligated to pay a finder's fee to an unrelated third party, the Company shall, in lieu of the fees specified in the preceding part of this sentence, (A) pay to the Placement Agents a placement fee equal to 7% of the aggregate purchase price of the Units sold to such investors and (B) issue to the Placement Agents or their respective designees Agents' Options to purchase that number of Units as equals 10% of the Units issued to such investors. The Company shall also pay all expenses in connection with the qualification of the Units under the securities or blue sky laws of the states which the Placement Agents shall designate, including legal fees and filing fees.

                  3.3 Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with American Stock Transfer & Trust Company. If the Company shall not have obtained subscriptions (including this subscription) for purchases of $3,000,000 of Units on or before the Termination Date, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber, subject to paragraph 3.5 hereof. If 30 Units have been subscribed for at or prior to the Termination Date, then all subscription proceeds shall be paid over to the Company within five business days thereafter at an initial closing (the "Initial Closing"). In such event, placements of additional Units may continue until the Termination Date, with subsequent releases of funds (each, a "Closing") to be at the mutual consent of the Company and the Placement Agents.

                  3.4 The Subscriber hereby authorizes and directs the Company to deliver certificates representing the securities to be issued to such Subscriber pursuant to this Subscription Agreement either (a) to the residential or business address indicated in the Investor Questionnaire or (b) directly to the Subscriber's account, if any, maintained with either of the Placement Agents.

                  3.5 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with a Placement Agent.

                  3.6 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the securities comprising the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the securities comprising the Units (and the Subscriber consents to the withholding of U.S. federal income tax with respect to interest on the Notes). Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

                  IV. REGISTRATION RIGHTS

                  4.1 Automatic Registration. The Company hereby agrees with the holders of the Securities or their transferees (collectively, the "Holders") that no later than three months following the date of the Initial Closing, the Company shall prepare and file a registration statement under the Securities Act with the SEC covering the Reserved Shares, and the Company will use its best efforts to cause such registration to become effective as promptly as practicable and within two months thereafter. In the event that the Company's registration statement has not been declared effective by the SEC within six months following the date of the Initial Closing or if the registration statement has been suspended beyond periods mutually agreed upon by the Company and the Placement Agents, then the conversion price of the Notes and the Preferred Shares and the exercise price of the Warrants shall be reduced by 5% for each month or portion thereof that such registration statement is not effective or has been suspended until such time as the registration statement is declared effective or the suspension ceases and the prospectus may be used. The Company's obligation to keep the registration statement effective shall continue until the Reserved Shares are eligible for resale pursuant to Rule 144(k) under the Securities Act.

                  4.2 "Piggyback" Registration Rights. At any time commencing six months after the Initial Closing, if the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to all record holders of the Securities. Upon the written request from any record holders participating in the Bridge Financing (the "Requesting Holders"), within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Reserved Shares to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Reserved Shares to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 4.2 shall be underwritten in whole or in part, the Company may require that the Reserved Shares requested for inclusion pursuant to this Section 4.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Requesting Holders shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on shares not being sold. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Reserved Shares originally covered by a request for registration (the "Requested Stock") would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock or other securities offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

                  The obligation of the Company under this Section 4.2 shall not apply to Reserved Shares that at such time are eligible for immediate resale pursuant to Rule 144(k) under the Securities Act.

                  4.3 Registration Procedures. To the extent required by Section
4.1 and Section 4.2, the Company will:

                  (a) prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective;

                  (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

                  (c) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (e) notify the Holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (f) notify the Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (g) prepare and file with the SEC, promptly upon the request of any Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such Holders;

                  (h) prepare and promptly file with the SEC and promptly notify such Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                  (i) advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  The Holders shall cooperate with the Company in providing the information necessary to effect the registration of their Reserved Shares, including completion of customary questionnaires.

                  4.4 Expenses.

                  (a) With respect to the registration required pursuant to Sections 4.1 or 4.2 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that the Holders shall bear their pro rata share of the underwriting discount and commissions and transfer taxes and the cost of their own counsel.

                  (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 4.4(a) above). Fees and disbursements of counsel and accountants for the Holders and any other expenses incurred by the Holders not expressly included above shall be borne by the Holders.

                  4.5 Indemnification.

                  (a) The Company will indemnify and hold harmless each Holder of Reserved Shares which are included in a registration statement pursuant to the provisions of Section 4.1 or

Section 4.2 hereof, its directors and officers, and any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                  (b) Each Holder of Reserved Shares included in a registration pursuant to the provisions of Section 4.1 or Section 4.2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

                  (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 4.5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder, except to the extent that the indemnifying party is actually prejudiced thereby. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence,
(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has, in its sole discretion, authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  V. MISCELLANEOUS

                  5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 757 Third Avenue, Suite 302, New York, New York 10017, Attention: John J. Hughes, Jr., Esq. and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address and notices sent from outside the continental United States, which shall be deemed to have been given when received.

                  5.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

                  5.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                  5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to such states laws regarding conflicts of laws. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

                  5.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

                  5.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

                  5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                  5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

                  VI. BLUE SKY LEGENDS

                  California The sale of securities which are the subject of this agreement has not been qualified with the Commissioner of Corporations of the State of California and the issuance of such securities or the payment or receipt of any part of the consideration for such securities prior to such qualification is unlawful, unless the sale of securities is exempt from qualification by Section 25100, 25102 or 25105 of the California Corporations Code. The rights of all parties to this agreement are expressly conditioned upon such qualification being obtained, unless the sale is so exempt.

                  Connecticut The undersigned acknowledges that the Securities have not been registered under the Connecticut Uniform Securities Act, as amended (the "Act") and are subject to restrictions on transferability and sale of securities as set forth herein. The undersigned hereby agrees that such Securities will not be transferred or sold without registration under the Act or exemption therefrom.

                  Pennsylvania The undersigned hereby acknowledges that the Issuer is relying upon the exemption from registration of securities set forth in Section 203(d) of the Pennsylvania Securities Act of 1972, as amended (the "Pennsylvania Act") in connection with the sale of the Securities to the undersigned.

                  In accordance with the requirements of Section 203(d) of the Pennsylvania Act, the undersigned hereby agrees not to sell his Securities within twelve (12) months from the date of purchase except pursuant to Section
204.01 of the Blue Sky Regulations of the Pennsylvania Securities Act of 1972. Additionally, the undersigned is aware of the right of withdrawal under Section 207(m) of the Act described in the cover pages of the Term Sheet.

                  Texas The undersigned hereby acknowledges that the Securities cannot be sold unless they are subsequently registered under the Securities Act of 1933, as amended, and the Texas Securities Act, or an exemption from registration is available. The undersigned further acknowledges that because the Securities are not readily transferable, he must bear the economic risk of his investment for an indefinite period of time.

                  IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.


-----------------------------------                          ------------------------------------------
Signature of Subscriber                                      Signature of Co-Subscriber

-----------------------------------                          ------------------------------------------
Name of Subscriber                                           Name of Co-Subscriber
[please print]                                               [please print]

-----------------------------------                          ------------------------------------------
Address of Subscriber                                        Address of Co-Subscriber

-----------------------------------                          ------------------------------------------
Social Security or Taxpayer                                  Social Security or Taxpayer Identification
Identification Number of Subscriber                          Number of Co-Subscriber

-----------------------------------
Subscriber's Account Number
at Commonwealth Associates

-----------------------------------
Dollar Amount of Units Subscribed For

*If Subscriber is a Registered Representative
with an NASD member firm, have the following
acknowledgment signed by the appropriate party:
The undersigned NASD member firm
acknowledges receipt of the notice                           Subscription Accepted:
required by Rule 3040 of the NASD Conduct Rules

                                                             EB2B COMMERCE, INC.
                                                             By:
-------------------------------------------------------         ----------------------------------------
Name of NASD Member                                               Name:
                                                                  Title
By
  -----------------------------------------------------      -------------------------------------------
     Authorized Officer                                      Dollar Amount of Unit Subscription Accepted

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